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                                                                    Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Robert J. Crowell, Chairman and Chief Executive Officer, of Elcom International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Elcom International, Inc. and will be retained by Elcom International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Robert J. Crowell
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Robert J. Crowell
Chairman and Chief Executive Officer

May 9, 2003
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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Neal Dwyer, Vice President, Finance, of Elcom International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Elcom International, Inc. and will be retained by Elcom International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Neal Dwyer
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Neal Dwyer
Vice President, Finance
May 9, 2003